Waddell & Reed Advisors
                    Asset Strategy
                    Fund, Inc.

                    ANNUAL
                    REPORT
                    --------------------------------------------
                    For the fiscal year ended September 30, 2000

CONTENTS

         3     Managers' Letter

         6     Performance Summary

         8     Portfolio Highlights

         9     Investments

        15     Statement of Assets and Liabilities

        16     Statement of Operations

        17     Statement of Changes in Net Assets

        18     Financial Highlights

        22     Notes to Financial Statements

        28     Independent Auditors' Report

        29     Income Tax Information

        30     Directors & Officers














This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Asset Strategy Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Asset Strategy Fund, Inc. current prospectus and current Fund performance information.

MANAGERS' LETTER OF ASSET STRATEGY FUND
SEPTEMBER 30, 2000
----------------------------------------------------------------


Dear Shareholder:

This report relates to the operation of Waddell & Reed Advisors Asset Strategy Fund, Inc. for the fiscal year ended September 30, 2000. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

Upon review of economic and market fluctuations during the last 12 months, it is apparent that the past year was somewhat of a roller coaster ride. As a result of the easing of fear over Y2K, the 1999 calendar fourth quarter witnessed a robust rally in technology stocks. The rally continued until the end of the 2000 calendar first quarter, when the Internet mania came to a screeching halt. Meanwhile, interest rates were rising, and bond spreads were widening. Default rates were climbing to levels not seen since the recession early in the 1990s. Oil and gas price increases began taking hold, not just in the market, but in consumers' pocketbooks. The U.S. current account deficit continued to widen to record levels, yet the dollar continued to strengthen versus the euro, while holding its own against the yen. In spite of these issues, the U.S. economy thundered along, growing much faster than anticipated in the first half of the year. Record productivity growth, fueled by strong capital investment in technology, kept inflation subdued for the time being, in spite of higher energy prices. However, by the third quarter of 2000, the U.S. and global economic growth began to slow down. The current focus of the markets appears to be on the U.S. presidential election, the direction of energy prices and the stability of the euro. This has led to greater volatility in the financial markets.

Our performance was aided by an over-weighting in technology that began in 1999's fourth quarter. The decision to under-weight technology beginning in March 2000, and over-weight energy and healthcare, added significantly to the performance of the Fund over the past year. Given our concern over rising interest rates, the fixed income portion of the portfolio stayed in the one- to three-year maturity range. In the past few months, a decision was made to raise the percentage of fixed income assets, but remain short on maturity. This decision was made based on the desire to provide higher income than available from money market investments, as well as to gradually reduce the equity/cash position.

Our strategy has been to rotate out of the technology sector and into more fundamental sectors such as energy, consumer products and drugs/health care. We believe these sectors will benefit when investors sell their tech stocks. As energy shortages began to appear, our commitment to energy stocks also rose. Given that the Federal Reserve was in a tightening mode, and that we believed the cost of capital was rising, we wanted to become invested in companies with more predictable earnings and earnings growth.

The strategies and techniques employed during the fiscal year resulted in the Fund significantly outperforming the indices charted on the following page. Waddell & Reed Advisors Asset Strategy Fund returned 26.17 percent for the fiscal year, compared with the Lipper Flexible Portfolio Funds Universe Average annual return of 12.78 percent and the S&P 500 Index annual return of 13.25 percent. The Fund also outperformed the Salomon Brothers Broad Investment Grade Index annual return of 6.92 percent and the Salomon Brothers Short-Term Index for One Month Certificates of Deposit annual return of 6.29 percent. Multiple indices are presented because the Fund invests in stocks, bonds and other instruments.*

Currently, it seems the financial markets are in the process of sorting out a variety of themes. The primary concerns appear to be the direction of economic growth, energy prices and the presidential election -- and what impact these will have on inflation, interest rates and certain sectors of the stock market. Also of concern are the U.S. current account deficit, the U.S. dollar and the value of the euro.

We intend to continue to increase the Fund's short-term fixed income holdings, while cautiously remaining invested primarily in equities. We also intend to concentrate equity investments in those sectors whose earnings should be less impacted by an economic slowdown. Given the expected level of volatility in the markets, the Fund intends to opportunistically use options as both a defensive measure and income-producing measure.

In closing, we would like to thank you for your investment, your continued confidence and your support of Waddell & Reed Advisors Asset Strategy Fund.

Sincerely,


Micheal L. Avery
Daniel J. Vrabac
Co-managers, Waddell & Reed Advisors Asset Strategy Fund, Inc.


    *These indices reflect the performance of securities that generally represent one month certificates of deposit (Salomon Brothers Short-Term Index for One Month Certificates of Deposit), the bond market (the Salomon Brothers Broad Investment Grade Index), the stock market (the S&P 500 Index) and the universe of funds with similar investment objectives (the Lipper Flexible Portfolio Funds Universe Average).

Comparison of Change in Value of $10,000 Investment

 ====Waddell & Reed Advisors Asset Strategy Fund, Inc., Class A Shares* --
$18,547
 ++++S&P 500 Composite Stock Price Index**  -- $31,570
 *+*+Salomon Brothers Broad Investment Grade Debt Index** -- $14,799
 *-*-Salomon Brothers Short-Term Index for 1 Month Certificates of Deposit** -- $13,594
 -+-+Lipper Flexible Portfolio Funds Universe Average** -- $21,066

                                    Salomon
      Waddell             Salomon   Brothers   Lipper
       & Reed             Brothers Short-Term Flexible
      Advisors             Broad     Index   Portfolio
       Asset      S&P    Investmentfor 1 Month Funds
      Strategy    500      Grade  CertificatesUniverse
        Fund     Index     Index   of Deposit Average
     --------- --------- --------- --------------------
04-01-95
Purchase$ 9,425 $10,000   $10,000   $10,000   $10,000
09-30-9510,271   11,825    10,813    10,301    11,365
09-30-9610,221   14,230    11,348    10,883    12,757
09-30-9712,006   19,992    12,449    11,494    15,847
09-30-9812,954   21,812    13,878    12,154    16,149
09-30-9913,848   27,878    13,841    12,789    18,678
09-30-0018,547   31,570    14,799    13,594    21,066

 *The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
**Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of March 31, 1995.

Average Annual Total Return+
                    Class A    Class B   Class C   Class Y
               ----------------------------------------------
Year Ended
   9-30-00          26.17%     ---       ---       34.21%
5 Years Ended
   9-30-00          11.21%     ---       ---       12.92%
Since inception of
   Class++ through
   9-30-00          11.82%     26.22%    31.06%    13.00%

 +Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges of 5% and 1%, respectively. Total returns reflect share price appreciation, including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
++3-9-95 for Class A shares, 10-6-99 for Class B shares, 10-5-99 for Class C shares and 9-27-95 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY
--------------------------------------------------------------
Waddell & Reed Advisors Asset Strategy Fund, Inc.

PORTFOLIO STRATEGY:
Stocks 70%                      GOAL:   To seek high total return over
(can range from 0-100%)                 the long term.

Bonds 25%
(can range from 0-100%)     STRATEGY:   Invests in stocks, bonds
                                        and short-term
Short-Term Instruments 5%               instruments.  Within each of
(can range from 0-100%)                 these classes, the Fund may invest in
                                        both domestic and foreign securities.
                                        The Fund selects a mix which represents
                                        the way the Fund's investments will
                                        generally be allocated over the long
                                        term as indicated below.  This mix will
                                        vary over shorter time periods as Fund
                                        holdings change based on the current
                                        outlook for the different markets.
                                        These changes may be based on such
                                        factors as interest rate changes,
                                        security valuation levels and/or a rise
                                        in the potential for growth stocks.

                             FOUNDED:   1995

        SCHEDULED DIVIDEND FREQUENCY:   QUARTERLY
                                        (March, June, September, December)

PERFORMANCE SUMMARY -- Class A Shares

          PER SHARE DATA
For the Fiscal Year Ended September 30, 2000
--------------------------------------------
DIVIDEND PAID                   $0.03
                                =====

CAPITAL GAINS DISTRIBUTION      $0.18
                                =====

NET ASSET VALUE ON
     9-30-00 $7.53 adjusted to:  $7.71(A)
     9-30-99                      5.82
                                 -----
CHANGE PER SHARE                 $1.89
                                 =====

 (A)This number includes the capital gains distribution of $0.18 paid in December 1999 added to the actual net asset value on September 30, 2000.

Past performance is not necessarily indicative of future results.

AVERAGE ANNUAL TOTAL RETURN (1)
                         Class A                      Class B
                  -----------------------    -----------------------*
                      With      Without         With        Without
Period           Sales Load(2) Sales Load(3)  CDSC(4)        CDSC(5)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 9-30-00     26.17%      33.87%            ---           ---
 5-year period
  ended 9-30-00     11.21%      12.53%            ---           ---
10-year period
  ended 9-30-00      ---          ---             ---           ---
Since inception of
  Class (6)         11.82%      13.01%            ---           ---
Cumulative return
  since inception
  of Class (6)       ---          ---           26.22%        31.22%

(1)Performance data represents share price appreciation, including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(2)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(3)Performance data does not take into account the sales load deducted on an initial purchase.
(4)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of the period.
(5)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(6)3-9-95 for Class A shares and 10-6-99 for Class B shares (the date on which shares were first acquired by shareholders).


AVERAGE ANNUAL TOTAL RETURN (1)
                         Class C               Class Y(2)
                  -----------------------      ----------
                      With      Without
Period               CDSC (3)    CDSC (4)
------            ----------   ----------
 1-year period
  ended 9-30-00      ---          ---           34.21%
 5-year period
  ended 9-30-00      ---          ---           12.92%
10-year period
  ended 9-30-00      ---          ---             ---
Cumulative return
  since inception
  of Class (5)      31.06%      32.06%            ---
Since inception
  of Class (5)       ---          ---           13.00%

(1)Performance data represents share price appreciation, including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(2)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(3)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment.
(4)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(5)10-5-99 for Class C shares and 9-27-95 for Class Y shares (the date on which shares were first acquired by shareholders).

The recent growth rate and volatility in the stock market has helped produce short-term returns that may not be typical and may not continue in the future.

PORTFOLIO HIGHLIGHTS

On September 30, 2000, Waddell & Reed Advisors Asset Strategy Fund, Inc. had net assets totaling $98,327,682 invested in a diversified portfolio of:

   59.39%   Common Stocks
   22.97%   Cash and Cash Equivalents
   10.42%   Corporate Debt Securities
    4.59%   United States Government Securities
    1.65%   Bullion
    0.98%   Other Government Security


As a shareholder of Waddell & Reed Advisors Asset Strategy Fund, Inc., for every $100 you had invested on September 30, 2000, your Fund owned:

  $59.39    Common Stocks
   22.97    Cash and Cash Equivalents
   10.42    Corporate Debt Securities
    4.59    United States Government Securities
    1.65    Bullion
    0.98    Other Government Security

THE INVESTMENTS OF
WADDELL & REED ADVISORS ASSET STRATEGY FUND, INC.
SEPTEMBER 30, 2000

                                                Troy
                                              Ounces        Value

BULLION - 1.65%
 Gold  ...................................     5,924    $1,620,874
 (Cost: $1,709,195)

                                              Shares

COMMON STOCKS
Business Services - 1.80%
 Catalina Marketing Corporation*  ........    15,000        564,375
 CheckFree Holdings Corporation*  ........    18,300        766,884
 Critical Path, Inc.*  ...................     7,200        434,475
   Total .................................                1,765,734

Chemicals and Allied Products - 17.66%
 American Home Products Corporation* (A) .    24,600      1,391,438
 Biogen, Inc.*  ..........................    12,800        781,200
 Bristol-Myers Squibb Company  ...........    30,600      1,748,025
 Forest Laboratories, Inc.*  .............    26,300      3,016,281
 Johnson & Johnson  ......................    10,900      1,023,919
 King Pharmaceuticals, Inc.*  ............    32,000      1,070,000
 Merck & Co., Inc. (A)  ..................    12,300        915,581
 NOVA Chemicals Corporation (B)  .........    37,600        712,329
 Pfizer Inc. (A) .........................    36,025      1,618,873
 Pharmacia Corporation  ..................    13,200        794,475
 Pharmacyclics, Inc.*  ...................    23,200      1,162,175
 QLT Inc.*  ..............................    12,600        893,419
 Schering-Plough Corporation (A) .........    27,200      1,264,800
 Smith International, Inc.*  .............    11,900        970,594
   Total .................................               17,363,109

Coal Mining - 1.60%
 CONSOL Energy Inc.  .....................    98,200      1,577,337

Communication - 2.14%
 BellSouth Corporation  ..................    25,200      1,014,300
 Sprint Corporation - PCS Group* .........    31,100      1,090,444
   Total .................................                2,104,744

Depository Institutions - 2.02%
 Bank of America Corporation  ............    22,600      1,183,675
 Chase Manhattan Corporation (The)  ......    17,400        803,662
   Total .................................                1,987,337


                See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF
WADDELL & REED ADVISORS ASSET STRATEGY FUND, INC.
SEPTEMBER 30, 2000

                                              Shares        Value

COMMON STOCKS (Continued)
Eating and Drinking Places - 1.69%
 Papa John's International, Inc.*  .......    33,300     $  833,541
 Wendy's International, Inc.  ............    41,200        826,575
   Total .................................                1,660,116

Electric, Gas and Sanitary Services - 1.92%
 El Paso Energy Corporation  .............    16,300      1,004,487
 Kansas City Power & Light Company  ......    33,200        886,025
   Total .................................                1,890,512

Electronic and Other Electric Equipment - 0.33%
 Samsung Electronics (B)  ................     1,800        326,055

Engineering and Management Services - 0.50%
 Charles River Laboratories Holdings, Inc.*   14,400        489,600

Food and Kindred Products - 0.50%
 Anheuser-Busch Companies, Inc.  .........    11,600        490,825

Food Stores - 1.40%
 Kroger Co. (The)*  ......................    61,000      1,376,312

General Merchandise Stores - 0.94%
 BJ's Wholesale Club, Inc.*  .............    27,200        928,200

Health Services - 4.64%
 HCA - The Healthcare Company  ...........    36,600      1,358,775
 Health Management Associates, Inc.,
   Class A* ..............................   100,700      2,095,819
 Tenet Healthcare Corporation*  ..........    30,500      1,109,437
   Total .................................                4,564,031

Holding and Other Investment Offices - 0.88%
 ABB Ltd. (B)  ...........................     3,700        362,541
 "Shell" Transport and Trading
   Company, p.l.c. (The), ADR ............    10,200        499,163
   Total .................................                  861,704

Industrial Machinery and Equipment - 2.28%
 Caterpillar Inc.  .......................    24,400        823,500
 Cooper Cameron Corporation*  ............    12,900        950,569
 Sun Microsystems, Inc.*  ................     4,000        469,875
   Total .................................                2,243,944

Instruments and Related Products - 1.76%
 Beckman Coulter, Inc.  ..................    12,100        933,212
 PE Corporation - PE Biosystems Group (A)      6,800        792,200
   Total .................................                1,725,412
                See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF
WADDELL & REED ADVISORS ASSET STRATEGY FUND, INC.
SEPTEMBER 30, 2000

                                              Shares        Value

COMMON STOCKS (Continued)
Insurance Agents, Brokers & Service - 0.96%
 Hartford Financial Services Group Inc. (The) 12,900    $   940,894

Insurance Carriers - 2.01%
 American International Group, Inc.  .....     9,975        954,483
 Lincoln National Corporation  ...........    21,300      1,025,062
   Total .................................                1,979,545

Metal Mining - 2.03%
 Homestake Mining Company  ...............   189,400        982,513
 Newmont Mining Corporation  .............    59,800      1,016,600
   Total .................................                1,999,113

Motion Pictures - 0.43%
 AT&T Corp. - Liberty Media Group,
   Class A* ..............................    23,500        423,000

Nondepository Institutions - 2.50%
 Fannie Mae  .............................    17,300      1,236,950
 Freddie Mac  ............................    22,600      1,221,813
   Total .................................                2,458,763

Oil and Gas Extraction - 4.20%
 Burlington Resources Incorporated  ......    16,700        614,769
 Global Industries, Ltd.*  ...............    67,000        835,406
 Schlumberger Limited  ...................    10,400        856,050
 Transocean Sedco Forex Inc.  ............    19,119      1,120,851
 USX Corporation - Marathon Group  .......    24,700        700,863
   Total .................................                4,127,939

Petroleum and Coal Products - 1.65%
 Exxon Mobil Corporation  ................     9,300        828,863
 Texaco Inc.  ............................    15,200        798,000
   Total .................................                1,626,863

Stone, Clay and Glass Products - 0.96%
 Cabot Microelectronics Corporation*  ....    19,600        940,187

Transportation Equipment - 1.97%
 Boeing Company (The)  ...................    20,100      1,266,300
 Gentex Corporation*  ....................    26,650        665,417
   Total .................................                1,931,717

Wholesale Trade -- Nondurable Goods - 0.62%
 Allscripts, Inc.*  ......................    43,300        612,966

TOTAL COMMON STOCKS - 59.39%                            $58,395,959
 (Cost: $50,726,825)
                See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF
WADDELL & REED ADVISORS ASSET STRATEGY FUND, INC.
SEPTEMBER 30, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES
Communication - 0.51%
 Dominion Resources, Inc.,
   7.4%, 9-16-02 .........................     $ 500     $  500,020

Depository Institutions - 0.50%
 Banco Latinoamericano de Exportaciones, S.A.,
   6.5%, 4-2-01 (C) ......................       500        496,750

Electric, Gas and Sanitary Services - 2.04%
 El Paso Natural Gas Company,
   7.75%, 1-15-02 ........................       500        503,435
 Public Service Electric and Gas Company,
   7.19%, 9-6-02 .........................       500        503,125
 Transportadora de Gas del Sur S.A.,
   10.375%, 4-15-03 (C) ..................       500        508,750
 WMX Technologies, Inc.,
   7.7%, 10-1-02 .........................       500        495,065
   Total .................................                2,010,375

Fabricated Metal Products - 0.64%
 Crown Cork & Seal Company, Inc.,
   7.125%, 9-1-02 ........................       665        632,329

Food and Kindred Products - 0.50%
 Diageo Capital plc,
   6.0%, 3-27-03 .........................       500        490,735

Food Stores - 0.51%
 Safeway Inc.,
   7.0%, 9-15-02 .........................       500        498,995

Furniture and Home Furnishings Stores - 0.53%
 Grupo Elektra, S.A. de C.V.,
   12.75%, 5-15-01 .......................       500        517,500

General Merchandise Stores - 0.51%
 Wal-Mart Stores, Inc.,
   6.875%, 8-1-02 ........................       500        501,670

Industrial Machinery and Equipment - 0.50%
 Tyco International Group S.A.,
   6.25%, 6-15-03 ........................       500        487,050


                See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF
WADDELL & REED ADVISORS ASSET STRATEGY FUND, INC.
SEPTEMBER 30, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Oil and Gas Extraction - 0.52%
 Apache Corporation,
   9.25%, 6-1-02 .........................     $ 500    $   516,370

Paper and Allied Products - 0.51%
 Federal Paper Board Company, Inc.,
   8.125%, 7-1-02 ........................       500        505,745

Petroleum and Coal Products - 0.52%
 USX Corporation,
   9.8%, 7-1-01 ..........................       500        509,095

Primary Metal Industries - 0.51%
 CSN Islands Corp.,
   9.625%, 8-2-02 (C) ....................       500        501,250

Railroad Transportation - 1.01%
 Norfolk Southern Corporation,
   6.95%, 5-1-02 .........................       500        498,015
 Union Pacific Corporation,
   5.78%, 10-15-01 .......................       500        491,615
   Total .................................                  989,630

Transportation Equipment - 1.11%
 Lockheed Martin Corporation,
   6.85%, 5-15-01 ........................       500        498,545
 TRW Inc.:
   6.45%, 6-15-01 ........................       500        496,275
   6.5%, 6-1-02 ..........................       100         98,616
   Total .................................                1,093,436

TOTAL CORPORATE DEBT SECURITIES - 10.42%                $10,250,950
 (Cost: $10,243,135)

OTHER GOVERNMENT SECURITY - 0.98%
Argentina
 Republic of Argentina (The):
   0.0%, 10-15-01 ........................       500    $   461,250
   9.25%, 2-23-01 ........................       500        499,250
   Total .................................                  960,500
 (Cost: $955,628)

UNITED STATES GOVERNMENT SECURITY - 4.59%
 United States Treasury,
   5.625%, 12-31-02 ......................     4,550    $ 4,514,465
 (Cost: $4,525,925)
                See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF
WADDELL & REED ADVISORS ASSET STRATEGY FUND, INC.
SEPTEMBER 30, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES
Chemicals and Allied Products - 2.16%
 PPG Industries Inc.,
   6.49%, 10-12-00 .......................   $ 2,130   $  2,125,776

Communication - 3.09%
 Bell Atlantic Financial Services, Inc.,
   6.5%, 10-11-00 ........................     3,040      3,034,511

Fabricated Metal Products - 0.44%
 Danaher Corporation,
   6.62%, Master Note ....................       432        432,000

Industrial Machinery and Equipment - 4.97%
 Hewlett-Packard Company,
   6.5%, 10-12-00 ........................     4,900      4,890,268

Nondepository Institutions - 3.27%
 PACCAR Financial Corp.,
   6.0329%, Master Note ..................     3,214      3,214,000

Petroleum and Coal Products - 1.86%
 BP Amoco Plc,
   6.62%, 11-2-00 ........................     1,825      1,825,000

Wholesale Trade -- Nondurable Goods - 4.95%
 Unilever Capital Corporation,
   6.5%, 11-3-00 .........................     4,900      4,870,804

TOTAL SHORT-TERM SECURITIES - 20.74%                    $20,392,359
 (Cost: $20,392,359)

TOTAL INVESTMENTS - 97.77%                              $96,135,107
 (Cost: $88,553,067)

CASH AND OTHER ASSETS, NET OF
 LIABILITIES - 2.23%                                       2,192,575

NET ASSETS - 100.00%                                    $98,327,682


                See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF
WADDELL & REED ADVISORS ASSET STRATEGY FUND, INC.
SEPTEMBER 30, 2000


Notes to Schedule of Investments
 *No income dividends were paid during the preceding 12 months.
(A) As of September 30, 2000, the following written call options were outstanding (See Note 7 to financial statements):

                         Contracts
     Underlying          Subject  Expiration Month/Premium    Market
     Security            to Call  Exercise Price  Received     Price
---------------------------       ----------------------------------- ------
American Home Products
  Corporation             246       October/60    $ 22,570  $ 29,213
Merck & Co., Inc.         123       October/75       8,979    24,600
PE Corporation - PE
  Biosystems Group         68       October/110     31,313    72,250
Pfizer Inc.               360       October/45      15,029    45,000
Schering-Plough Corporation         272         October/45    26,383  74,800
                                                  --------  --------
                                                  $104,274  $245,863
                                                  --------  --------

(B)  Listed on an exchange outside the United States.
(C) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2000, the value of these securities amounted to $1,506,750 or 1.53% of net assets.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 4 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

WADDELL & REED ADVISORS ASSET STRATEGY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000
(In Thousands, Except for Per Share Amounts)
Assets
 Investments -- at value (Notes 1 and 4):
   Bullion (cost - $1,709) .........................        $ 1,621
   Securities (cost - $86,844) .....................         94,514
                                                            -------
                                                             96,135
 Cash   ............................................             15
 Receivables:
   Investment securities sold ......................          2,120
   Fund shares sold ................................            605
   Dividends and interest ..........................            342
 Prepaid insurance premium  ........................             11
                                                            -------
    Total assets  ..................................         99,228
                                                            -------
Liabilities
 Payable for investment securities purchased  ......            467
 Outstanding call options at market (Note 7) .......            246
 Payable to Fund shareholders  .....................            119
 Accrued transfer agency and dividend
   disbursing (Note 3) .............................             29
 Accrued service fee (Note 3)  .....................             13
 Accrued distribution fee ..........................              7
 Accrued management fee (Note 3)  ..................              4
 Accrued accounting services fee (Note 3)  .........              3
 Other liabilities  ................................             12
                                                            -------
    Total liabilities  .............................            900
                                                            -------
      Total net assets .............................        $98,328
                                                            =======

Net Assets
 $0.01 par value capital stock
   Capital stock ...................................        $   131
   Additional paid-in capital ......................         80,176
 Accumulated undistributed income:
   Accumulated undistributed net investment income             248
   Accumulated undistributed net realized gain on
    investment transactions  .......................        10,333
   Net unrealized appreciation in value of
    investments  ...................................          7,582
   Net unrealized depreciation in value of written
    call options ...................................          (142)
                                                            -------
    Net assets applicable to outstanding
      units of capital .............................        $98,328
                                                            =======
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................          $7.53
 Class B  ..........................................          $7.50
 Class C  ..........................................          $7.51
 Class Y  ..........................................          $7.53
Capital shares outstanding
 Class A  ..........................................         11,769
 Class B  ..........................................            932
 Class C  ..........................................            306
 Class Y  ..........................................             63
 Capital shares authorized ..........................      1,000,000
                   See notes to financial statements.

WADDELL & REED ADVISORS ASSET STRATEGY FUND, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended SEPTEMBER 30, 2000
(In Thousands)
Investment Income
 Income (Note 1B):
   Interest and amortization .......................       $ 1,180
   Dividends (net of foreign withholding taxes of $4)          489
                                                           -------
    Total income  ..................................         1,669
                                                           -------
 Expenses (Notes 2 and 3):
   Investment management fee .......................           483
   Transfer agency and dividend disbursing:
    Class A ........................................           255
    Class B ........................................             9
    Class C ........................................             2
   Service fee:
    Class A ........................................           145
    Class B ........................................             6
    Class C ........................................             2
   Registration fees ...............................            59
   Distribution fee:
    Class A ........................................            19
    Class B ........................................            18
    Class C ........................................             5
   Accounting services fee .........................            30
   Custodian fees ..................................            20
   Audit fees ......................................            19
   Legal fees ......................................            10
   Amortization of organization expenses ...........             5
   Shareholder servicing - Class Y..................             1
   Other ...........................................            59
                                                           -------
    Total expenses  ................................         1,147
                                                           -------
      Net investment income ........................           522
                                                           -------
Realized and Unrealized Gain (Loss) on
 Investments (Notes 1 and 4)
 Realized net gain on securities  ..................        12,655
 Realized net loss on foreign currency transactions             (1)
 Realized net loss on put options ..................        (2,301)
 Realized net gain on call options  ................           990
                                                           -------
   Realized net gain on investments ................        11,343
                                                           -------
 Unrealized appreciation in value of securities
   during the period ...............................         5,512
 Unrealized depreciation in value of written call
   options during the period .......................          (142)
                                                           -------
   Unrealized appreciation in value of investments
    during the period  .............................         5,370
                                                           -------
    Net gain on investments  .......................        16,713
                                                           -------
      Net increase in net assets resulting
       from operations  ............................       $17,235
                                                           =======
                       See notes to financial statements.

WADDELL & REED ADVISORS ASSET STRATEGY FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
(In Thousands)                             For the fiscal year
                                            ended September 30,
                                      -----------------------------
                                             2000        1999
Increase in Net Assets                --------------   ------------
 Operations:
   Net investment income ............        $   522        $   605
   Realized net gain on investments .         11,343          1,669
   Unrealized appreciation ..........          5,370            595
                                             -------        -------
    Net increase in net assets
      resulting from operations .....         17,235          2,869
                                             -------        -------
 Distributions to shareholders from (Note 1E):*
   Net investment income:
    Class A  ........................           (328)          (627)
    Class B  ........................            ---**          ---
    Class C  ........................            ---**          ---
    Class Y  ........................             (4)            (5)
   Realized gains on securities transactions:
    Class A  ........................         (1,532)        (1,478)
    Class B  ........................            (14)           ---
    Class C  ........................             (4)           ---
    Class Y  ........................             (9)           (10)
                                             -------        -------
                                              (1,891)        (2,120)
                                             -------        -------
 Capital share transactions
   (Note 6) .........................         34,594        14,530
                                             -------        -------
       Total increase  ..............         49,938        15,279
Net Assets
 Beginning of period  ...............         48,390         33,111
                                             -------        -------
 End of period, including undistributed
   net investment income of $248
   and $58, respectively ............        $98,328        $48,390
                                             =======        =======

 *See "Financial Highlights" on pages 18 - 21.
**Not shown due to rounding.


                       See notes to financial statements.

WADDELL & REED ADVISORS ASSET STRATEGY FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:
                                       For the fiscal
                                   year ended September 30,
                             ------------------------------------
                               2000   1999    1998   1997    1996
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of period          $5.82  $5.78   $5.99  $5.24   $5.42
                              -----  -----   -----  -----   -----
Income (loss) from investment operations:
 Net investment
   income ..........           0.04   0.09    0.15   0.16    0.15
 Net realized and
   unrealized gain (loss)
   on investments ..           1.88   0.29    0.28   0.74   (0.17)
                              -----  -----   -----  -----   -----
Total from investment
 operations  .......           1.92   0.38    0.43   0.90   (0.02)
                              -----  -----   -----  -----   -----
Less distributions:
 From net investment
   income ..........          (0.03) (0.10)  (0.17) (0.15)  (0.15)
 From capital gains           (0.18) (0.24)  (0.47) (0.00)  (0.00)
 In excess of capital
   gains ...........          (0.00) (0.00)  (0.00) (0.00)  (0.01)
                              -----  -----   -----  -----   -----
Total distributions           (0.21) (0.34)  (0.64) (0.15)  (0.16)
                              -----  -----   -----  -----   -----
Net asset value,
 end of period  ....          $7.53  $5.82   $5.78  $5.99   $5.24
                              =====  =====   =====  =====   =====
Total return* ......          33.87%  6.90%   7.89% 17.46%  -0.49%
Net assets, end of period
 (in millions) .....            $89    $48     $33    $28     $32
Ratio of expenses to
 average net assets            1.55%  1.90%   1.62%  1.70%   1.68%
Ratio of net investment
 income to average net
 assets  ...........           0.74%  1.55%   2.45%  2.87%   2.93%
Portfolio
 turnover rate  ....         174.40%176.63% 230.09%173.88%  91.06%

  *Total return calculated without taking into account the sales load deducted on an initial purchase.

                       See notes to financial statements.

WADDELL & REED ADVISORS ASSET STRATEGY FUND, INC.
FINANCIAL HIGHLIGHTS
Class B Shares
For a Share of Capital Stock Outstanding
Throughout The Period:

                            For the
                             period
                               from
                           10-6-99*
                            through
                            9-30-00
                            -------
Net asset value,
 beginning of period          $5.89
                              ----
Income from investment
 operations:
 Net investment income         0.01
 Net realized and
   unrealized gain
   on investments ..           1.79
                              ----
Total from investment
 operations  .......           1.80
                              ----
Less distributions:
 From net investment
   income ..........          (0.01)
 From capital gains           (0.18)
                              ----
Total distributions           (0.19)
                              ----
Net asset value,
 end of period  ....          $7.50
                              ====
Total return .......          31.71%
Net assets, end of
 period (in
 millions)  ........             $7
Ratio of expenses to
 average net assets            2.29%**
Ratio of net investment
 income to average
 net assets  .......           0.22%**
Portfolio turnover
 rate  .............         174.40%***

  *Commencement of operations.
 **Annualized.
***For the fiscal year ended September 30, 2000.


                       See notes to financial statements.

WADDELL & REED ADVISORS ASSET STRATEGY FUND, INC.
FINANCIAL HIGHLIGHTS
Class C Shares
For a Share of Capital Stock Outstanding
Throughout The Period:

                            For the
                             period
                               from
                           10-5-99*
                            through
                            9-30-00
                            -------
Net asset value,
 beginning of period          $5.86
                              ----
Income from investment
 operations:
 Net investment income         0.01
 Net realized and
   unrealized gain
   on investments ..           1.83
                              ----
Total from investment
 operations  .......           1.84
                              ----
Less distributions:
 From net investment
   income ..........          (0.01)
 From capital gains           (0.18)
                              ----
Total distributions           (0.19)
                              ----
Net asset value,
 end of period  ....          $7.51
                              ====
Total return .......          32.47%
Net assets, end of
 period (in millions)            $2
Ratio of expenses to
 average net assets            2.25%**
Ratio of net investment
 income to average
 net assets  .......           0.30%**
Portfolio turnover
 rate  .............         174.40%***

  *Commencement of operations.
 **Annualized.
***For the fiscal year ended September 30, 2000.

                       See notes to financial statements.

WADDELL & REED ADVISORS ASSET STRATEGY FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:
                                    For the fiscal year
                                  year ended September 30,
                            -------------------------------------
                               2000   1999    1998   1997    1996
                            --------------  ------ ------ -------
Net asset value,
 beginning of period          $5.83  $5.78   $5.99  $5.24   $5.42
                              -----  -----   -----  -----   -----
Income (loss) from investment
 operations:
 Net investment
   income ..........           0.08   0.12    0.16   0.17    0.16
 Net realized and
   unrealized gain
   (loss) on
   investments .....           1.86   0.28    0.29   0.75   (0.17)
                              -----  -----   -----  -----   -----
Total from investment
 operations  .......           1.94   0.40    0.45   0.92   (0.01)
                              -----  -----   -----  -----   -----
Less distributions:
 From net investment
   income ..........          (0.06) (0.11)  (0.19) (0.17)  (0.16)
 From capital gains           (0.18) (0.24)  (0.47) (0.00)  (0.00)
 In excess of
   capital gains ...          (0.00) (0.00)  (0.00) (0.00)  (0.01)
                              -----  -----   -----  -----   -----
Total distributions           (0.24) (0.35)  (0.66) (0.17)  (0.17)
                              -----  -----   -----  -----   -----
Net asset value,
 end of period  ....          $7.53  $5.83   $5.78  $5.99   $5.24
                              =====  =====   =====  =====   =====
Total return .......          34.21%  7.35%   8.26% 17.93%  -0.21%
Net assets, end of
 period (000
 omitted)  .........           $474   $284    $243   $322    $330
Ratio of expenses
 to average net
 assets  ...........           1.26%  1.49%   1.37%  1.28%   1.29%
Ratio of net
 investment income
 to average net
 assets  ...........           1.16%  1.96%   2.79%  3.29%   3.43%
Portfolio
 turnover rate .....         174.40%176.63% 230.09%173.88%  91.06%

                       See notes to financial statements.

WADDELL & REED ADVISORS ASSET STRATEGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2000

NOTE 1 -- Significant Accounting Policies

     Waddell & Reed Advisors Asset Strategy Fund, Inc. (the "Fund"), formerly United Asset Strategy Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide a high total return with reduced risk over the long term through investments in stocks, bonds and short-term instruments. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 4 -- Investment Security Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 5 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At September 30, 2000, $922,808 was reclassified between additional paid-in capital and accumulated undistributed net realized gain on investment transactions. Net investment income, net realized gains and net assets were not affected by this change.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Organization

     The Fund, a Maryland corporation, was organized on August 25, 1994 and was inactive (except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the registration of its shares under the Securities Act of 1933) until March 9, 1995 (the date of the initial public offering).

     On February 23, 1995, Waddell & Reed, Inc. ("W&R") purchased for investment 20,000 shares of the Fund at their net asset value of $5.00 per share.

     The Fund's organizational expenses in the amount of $49,530 were advanced to the Fund by W&R and were an obligation to be paid by it. These expenses were amortized and paid evenly over 60 months following the date of the initial public offering.

NOTE 3 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion. The Fund accrues and pays the fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and W&R, Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.


                     Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 11,000
           From $   25 to $   50          $ 22,000
           From $   50 to $  100          $ 33,000
           From $  100 to $  200          $ 44,000
           From $  200 to $  350          $ 55,000
           From $  350 to $  550          $ 66,000
           From $  550 to $  750          $ 77,000
           From $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

     In addition, for each class of shares in excess of one, the Fund pays WARSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

     Prior to September 1, 2000, the Accounting Services Agreement was as shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

     For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.4125 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     Prior to September 1, 2000, for Class A, Class B and Class C shares, the Fund paid WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $646,907. During the period ended September 30, 2000, W&R received $3,134 and $74 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $522,079 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R, on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

     The Fund paid Directors' fees of $2,005, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 4 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $112,491,569 while proceeds from maturities and sales aggregated $91,213,251. Purchases of options aggregated $4,571,223, while proceeds from options aggregated $3,363,675. Purchases of short-term securities and U.S. Government securities aggregated $91,213,251 and $986,797, respectively. Proceeds from maturities and sales of short-term securities and U.S. Government securities aggregated $197,455,081 and $10,570,438, respectively. Purchases of gold bullion aggregated $1,709,195.

     For Federal income tax purposes, cost of investments owned at September 30, 2000 was $89,402,361, resulting in net unrealized appreciation of $6,732,746, of which $9,620,478 related to appreciated securities and $2,887,732 related to depreciated securities.

NOTE 5 -- Federal Income Tax Matters

     United Gold & Government Fund, Inc. ("UGG"), one of the mutual funds managed by WRIMCO, was merged into the Fund as of June 30, 1999. At the time of the merger UGG had capital loss carryovers available to offset future gains of the Fund. These carryovers are limited to $489,523 for each period ending from September 30, 2000 through 2006. UGG also had net unrealized capital gains of $433,285 at the time of the merger which could increase the limitation above if there is recognition of such gains.

     For Federal income tax purposes, the Fund realized capital gain net income of $11,181,446 during its fiscal year ended September 30, 2000, which included utilization of $922,808 of UGG's capital loss carryovers. The carryover utilization consisted of the annual limitation amount of $489,523 plus UGG's unrealized gains as of the merger date realized during fiscal year ended September 30, 2000 limited to $433,285. The capital gain net income will be distributed to the Fund's shareholders.

NOTE 6 -- Multiclass Operations

     The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

     Transactions in capital stock are summarized below. Amounts are in thousands.


                              For the fiscal
                         year ended September 30,
                         ------------------------
                             2000          1999
                         ----------    ----------
Shares issued from sale
 or exchange of shares:
 Class A  ............        4,751         3,708*
 Class B .............          959           ---
 Class C .............          312           ---
 Class Y  ............           36            52**
Shares issued from reinvestment
 of dividends and/or capital
 gains distribution:
 Class A  ............          292           380
 Class B .............            2           ---
 Class C .............            1           ---
 Class Y  ............            2             3
Shares redeemed:
 Class A  ............       (1,538)       (1,506)
 Class B .............          (29)          ---
 Class C .............           (7)          ---
 Class Y  ............          (24)          (48)
                              -----         -----
Increase in outstanding
 capital shares ......        4,757         2,589
                              =====         =====
Value issued from sale
 or exchange of shares:
 Class A  ............      $34,166       $20,949*
 Class B .............        6,916           ---
 Class C .............        2,263           ---
 Class Y  ............          261           292**
Value issued from reinvestment
 of dividends and/or capital
 gains distribution:
 Class A  ............        1,840         2,091
 Class B .............           14           ---
 Class C .............            4           ---
 Class Y  ............           13            15
Value redeemed:
 Class A  ............      (10,441)       (8,548)
 Class B .............         (221)          ---
 Class C .............          (47)          ---
 Class Y  ............         (174)         (269)
                             ------       -------
Increase in outstanding
 capital  ............      $34,594       $14,530
                             ======       =======
 *Includes 1,708 shares with a value of $9,989 related to merger of UGG. **Includes 18 shares with a value of $108 related to merger of UGG.

NOTE 7 -- Options

     Options purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

     When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. For the Fund, when a put written is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium.

     Transactions in call options written were as follows:

                               Number of       Premiums
                               Contracts       Received
                               ---------       --------
     Outstanding at
       September 30, 1999            ---       $    ---
     Options written               2,063        990,147
     Options terminated
       in closing purchase
       transactions                 (994)      (885,873)
     Options exercised               ---            ---
     Options expired                 ---            ---
                                   -----      ---------
     Outstanding at
       September 30, 2000          1,069       $104,274
                                   =====      =========

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors Asset Strategy Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Asset Strategy Fund, Inc., formerly United Asset Strategy Fund, Inc., (the "Fund") as of September 30, 2000, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Asset Strategy Fund, Inc. as of September 30, 2000, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended in conformity with accounting principles generally accepted in the United States of America.




Deloitte & Touche LLP
Kansas City, Missouri
November 3, 2000

INCOME TAX INFORMATION

The amounts of the distributions below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.
                                 PER-SHARE AMOUNTS REPORTABLE AS:
                    -------------------------------------------------------
                           For Individuals                 For Corporations
                          ----------------------------------------------------
           Record           OrdinaryLong-Term                Non- Long-Term
             Date   Total     IncomeCapital GainQualifyingQualifyingCapital Gain
        ----------- -----   -------- ---------------------------------------
                                    Class A
         12-15-99 $0.1965    $0.1796  $0.0169   $0.0048   $0.1748   $0.0169
         03-15-00     ---        ---      ---       ---       ---       ---
         06-14-00     ---        ---      ---       ---       ---       ---
         09-13-00   .0200      .0200      ---     .0176     .0024       ---
                  -------    -------  -------   -------   -------   -------
            Total $0.2165    $0.1996  $0.0169   $0.0224   $0.1772   $0.0169
                  =======    =======  =======   =======   =======   =======
                              Class B and Class C
         12-15-99 $0.1875    $0.1706  $0.0169   $0.0012   $0.1694   $0.0169
         03-15-00     ---        ---      ---       ---       ---       ---
         06-14-00     ---        ---      ---       ---       ---       ---
         09-13-00     ---        ---      ---       ---       ---       ---
                  -------    -------  -------   -------   -------   -------
            Total $0.1875    $0.1706  $0.0169   $0.0012   $0.1694   $0.0169
                  =======    =======  =======   =======   =======   =======
                                    Class Y
         12-15-99 $0.2085    $0.1916  $0.0169   $0.0097   $0.1819   $0.0169
         03-15-00     ---        ---      ---       ---       ---       ---
         06-14-00     ---        ---      ---       ---       ---       ---
         09-13-00   .0380      .0380      ---     .0335     .0045       ---
                  -------    -------  -------   -------   -------   -------
            Total $0.2465    $0.2296  $0.0169   $0.0432   $0.1864   $0.0169
                  =======    =======  =======   =======   =======   =======

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Ronald C. Reimer, Mission Hills, Kansas
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin



OFFICERS
Robert L. Hechler, President
Michael L. Avery, Vice President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President
Daniel J. Vrabac, Vice President





To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Group of Mutual Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.












FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888)-WADDELL
  (888)-923-3355

Our INTERNET address is:
  http://www.waddell.com

NUR1017A(9-00)

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.